Share Capital and Reserves	12 Months Ended
Dec. 31, 2025
Share Capital and Reserves [Abstract]
Share capital and reserves

Note 13 - Share capital and reserves

A.	Composition of share capital

	December 31
	2025		2024
	Authorized	Issued and outstanding	Authorized	Issued and outstanding

Ordinary shares, par value NIS 0.01 each (*)	500,000,000,000	10,255,904,346	1,000,000,000	415,103,076

(*)	On August 18, 2025, at the adjourned Annual General Meeting, the Company’s shareholders approved, among others, to increase the Company’s registered share capital to 500,000,000,000 ordinary shares, and the authorization of the board of directors to effect a reverse share split of the Company’s issued and outstanding ordinary Shares, at a ratio ranging from 1:50 to 1:200, to be determined at the Board’s discretion at any time within 12 months from the date of the Meeting. However, as of the date of approval of the financial statements for issuance no decision to perform reverse share split was received by the board of directors.

In June 2022, the Company completed an underwritten initial public offering in the United States (the “U.S. IPO”) on the Nasdaq under in which the Company issued and sold units consisting of American Depositary Shares (“ADS”), and warrants to purchase ADS. The ADSs and Warrants are traded on the Nasdaq under the symbols “SVRE” and “SVREW”, respectively. As of the date of the U.S. IPO each ADS represented five (5) Ordinary Shares.

On October 28, 2024, the Company effected the change in the ADS ratio from one (1) ADS representing five (5) Ordinary Shares, to one (1) ADS representing ninety (90) Ordinary Shares. On February 21, 2025, the Company effected an additional change in the ADS ratio from one (1) ADS representing ninety (90) Ordinary Shares, to one (1) ADS representing one thousand two hundred (1,200) Ordinary Shares. On June 11, 2025, the Company effected an additional change in the ADS ratio from one (1) ADS representing one thousand two hundred (1200) Ordinary Shares, to one (1) ADS representing three thousand six hundred (3,600) Ordinary Shares. On Dec 10, 2025, the Company effected an additional change in the ADS ratio from one (1) ADS representing three thousand six hundred (3,600) Ordinary Shares, to one (1) ADS representing ten thousand eight hundred (10,800) Ordinary Shares. Subsequent the reporting date, on February 25, 2026, the Company effected an additional change in the ADS ratio from one (1) ADS representing ten thousand eight hundred (10,800) Ordinary Shares, to one (1) ADS representing forty three thousand two hundred (43,200) Ordinary Shares. Accordingly, as of December 31, 2025, each ADS represents 10,800 shares, and as of the date of approval of the financial statements each ADS represents 43,200 shares. All per ADS amounts in the financial statements were adjusted to reflect the most recent change in the ADS ratio.

B.	Rights attached to the ordinary shares

The ordinary shares of the Company grant the holders thereof the right to participate and vote in shareholders meetings, the right to receive a dividend, as declared, the right to participate in distributions of bonus shares and the right to participate in the distribution of the assets of the Company upon liquidation.

C.	Changes in the issued and outstanding share capital

	2025	2024	2023
Balance as of January 1	415,103,076	69,579,231	27,780,896

Issuance of ADSs as commitment shares for receiving an equity line	-	-	340,760
Issuance of ADSs resulted from partial exercise of Commitment Amount under equity line - SEPA	-	17,375,000	21,530,865
Issuance of ADSs resulted from partial exercise of Commitment Amount under equity line - New SEPA	6,741,784,800	240,390,000	-
Repayment of Promissory Notes through issuance of ADSs resulted from partial exercise of Commitment Amount under equity line- SEPA	-	-	11,503,375
Repayment of Promissory Notes through issuance of ADSs resulted from partial exercise of Commitment Amount under equity line - New SEPA	2,417,340,000	74,793,290	-
Repayment of Promissory Notes through issuance of ADSs resulted from partial exercise of Commitment Amount under equity line - SEPA III	486,000,000	-	-
Issuance of ADSs through public offering transaction as part of shelf prospectus (4)	195,428,970	12,555,555	8,333,335
Exercise of restricted share units into ordinary shares (6)	247,500	360,000	90,000
Issuance of ADSs to a supplier	-	50,000	-
Balance as of December 31	10,255,904,346	415,103,076	69,579,231
(1)	As noted in Note 1B above, on June 7, 2022, the Company completed the U.S. IPO under which the Company received gross proceeds of approximately $13 million (approximately NIS 43,441), before deducting underwriting discounts and offering expenses payable by the Company, for the issuance and sale of a total number of 15,750,885 Company shares (represented by 365 ADS). As part of the U.S. IPO the company issued 2,941,918 warrants exercisable into the same number of ADS over a limited period of 5-years from the issuance date at an original exercise price of $5.00 (the Warrants are subject to a cashless exercise mechanism upon under certain events).

As the exercise price of the Warrants is determined in foreign currency and as the Warrants might be exercisable to variable number of shares due to cashless exercise mechanism, the Warrants are accounted for as a derivative financial liability.

At the initial recognition date the gross proceeds of the US IPO received was allocated to identified components as follows:

Fair value at Closing Date

Derivative warrant liability (*)	3,947
Pre-funded warrant and ADSs	39,494
Total gross consideration	43,441

(*)	The fair value of the derivate warrant liability was determined and estimated at level 1 in the fair value hierarchy based on the price of the Warrants of $0.3508 which was an average quoted market trading price in the first four business days following the Closing Date.

During January 2025, as part of securities purchase agreements with certain institutional investors of selling through a registered direct offering the company issued to the investors, unregistered warrants to purchase ADSs up to an aggregate of 390,857,940 ordinary shares (exercisable up to 9,048 ADSs, with an exercise price of $383.88 per ADS). As the exercise price of such warrants is denominated in US Dollars they are accounted for as derivative warrant liability. Upon initial recognition, the company allocated an amount of NIS 3,557 to the derivative warrant liability out of the issuance proceeds (for further information see also Note 13 C4 below).

The following tabular presentation reflects the reconciliation of the fair value of derivative warrant liabilities during the years ended December 31, 2025 and 2024:

	Year ended December 31,
	2025	2024	2023

Opening balance	-	274	1,151
Recognition of fair value of warrants issued at effective date of the securities purchase agreements	3,557	-	-
Revaluation of derivative warrant liability exercisable for ADSs (see Note 16B below) (*)	(3,557)	(274)	(877)
Closing balance	-	-	274

(*)	Due to lack of trading activity of the Warrant, as of December 31, 2025 and 2024, the management estimated the fair value of the Warrant by using Black-Scholes-Merton pricing model in which the assumptions that have been used were as follows: expected dividend yield of 0%; risk-free interest rate of 3.64%; expected volatility of 87.26%, exercise period and exercise price based on stated terms and ordinary share price of NIS 0.001 which represents the quoted market price.

As of December 31, 2025 and 2024, the measurement of the aforesaid derivative warrant liability was classified at level 3 in the fair value hierarchy.

(2)	On December 11, 2022, the Company entered into the PIPE Agreement with an accredited investor (the “PIPE Purchaser”), under which the Company sold to the PIPE Purchaser 4,045,305 Shares (represented by 94 ADSs) for total net proceeds of approximately $1.5 million (approximately NIS 5,141) (the “Proceeds”).

In connection with the PIPE and pursuant to the PIPE Agreement, the Company granted registration rights (the “Registration Rights”) to the PIPE Purchaser, under which the Company agreed to file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable to register the resale of the ADSs, and to cause such Resale Registration Statement to be declared effective within 45-days of the PIPE Closing Date (the “Resale Effectiveness Date”). On January 17, 2023 the Company filed the Resale Registration Statement on Form F-1, which was declared effective by the SEC on January 24, 2023.

(3)	First SEPA agreement

On June 5, 2023, the Company entered into the SEPA with  Yorkville, under which the Company was granted the right, but not the obligation, to sell to Yorkville from time to time up to the Commitment Amount of the Company’s ADSs, during a limited period of 48-months following the execution of the SEPA, subject to the restrictions and satisfaction of the conditions in the SEPA. At the Company’s option, the ADSs would be purchased by Yorkville from time to time at a price equal to 95% of the lowest of the 3 daily Volume Weighted Average Price (“VWAPs”) of the Company’s ADSs for such trading day on the Nasdaq during regular trading hours as reported by Bloomberg L.P during a 3 consecutive trading day period commencing on the date that the Company, subject to certain limitations, delivers a notice to Yorkville that the Company is committing Yorkville to purchase such the Advance Shares.  As consideration for Yorkville’s irrevocable commitment to purchase the Company’s ADSs up to the Commitment Amount, the Company issued 340,760 ordinary shares (represented by 8 ADSs) (the “Commitment Shares”) to Yorkville. The Company incurred direct and incremental issuance costs amounted to $70 thousand (approximately NIS 260).

Pursuant to the SEPA, Yorkville was not be obligated to purchase or acquire any ADSs under the SEPA which, when aggregated with all other ADSs or ordinary shares beneficially owned by Yorkville and its affiliates, would result in the beneficial ownership of Yorkville and its affiliates (on an aggregated basis) to exceed 4.99% of the then outstanding voting power or number of the Company’s ordinary shares.

Upon the execution of the SEPA, Yorkville, upon the Company’s request, advanced to the Company $2,000 thousand (approximately NIS 7,430 before issuance costs of NIS 260) of the Commitment Amount evidenced by the First Promissory Note. The First Promissory Note accrues interest at a rate of 8%, was issued with a 3% original issue discount and was required to be repaid in 10 monthly installments beginning on the 60th day following the execution date of the First Promissory Note either in cash or by issuance of Advance Shares. The First Promissory Note was fully repaid mostly through issuance of ADS.

Yorkville’s obligation to purchase the Company’s ADSs pursuant to the SEPA was subject to a number of conditions, including that a registration statement (the “YA Resale Registration Statement”) be filed with the SEC. On June 7, 2023, the Company filed YA Resale Registration Statement on Form F-1, which was declared effective by the SEC on June 16, 2023 (the “YA Resale Effective Date”).

In accordance with IFRS and based on the overall contractual framework between the parties and the fact that the SEPA and the First Promissory Note were executed on the same date, both agreements were accounted for as one transaction as an issuance of a package that includes (1) Company right to sell Advance Shares (the “Put Options”), (2) First Promissory Note and (3) Commitment Shares.

At the initial date, the SEPA essentially constituted a series of Put Options held by the Company under which the Company may (but not obliged to) sell to Yorkville ordinary shares at a sale price representing a discount at a rate of 5% of the share market price at the exercise date of such put option. At subsequent date, upon exercise of each of the Put Options, a financial liability will be recognized at fair value through profits and loss over a limited period until the determination of the exercise price based on the aforesaid VWAP mechanism.

At the initial date, the proceeds received by the Company were allocated to the First Promissory Note based on its fair value amount and the remaining amount was allocated to the Commitment Shares as a residual amount. At subsequent dates, the Company recognized a discount expense over the economic life of the First Promissory Note based on the effective interest rate method.

Pursuant to the above, at the initial date the net proceeds received were allocated to identified components as follows:

Fair value at Closing Date

Put Options (*)	-
First Promissory Note (**)	7,083
Commitment Shares	87
Total net consideration	7,170

(*)	Management by using the assistance of third-party appraiser has determined that the fair value of the Put Options is zero as the exercise price of the Put Options is out of money at any exercise date.

(**)	The fair value of the First Promissory Note was based on rating model using a discount rate of 17.51% which represented the Company’s applicable rate of risk, as determined by management using the assistance of third-party appraiser.

On December 11, 2023, the Company and Yorkville entered into a first amendment to the SEPA pursuant to which Yorkville, upon the Company’s request, agreed to advance to the Company $1,000 thousand (approximately NIS 3,708 before issuance costs) of the Commitment Amount, which is by the Second Promissory Note. The Second Promissory Note accrues interest at a rate of 8%, was issued with a 3% original issue discount and will be repaid in 5 equal monthly installments beginning on the 150th day following the execution date of the Second Promissory Note. The Second Promissory Note may be repaid with the proceeds of an Advance under the SEPA or repaid in cash.

Direct debt costs incurred amounted to $30 thousand (approximately NIS 111).

During the period commencing the January 1 2024 until the consummation of the New SEPA (see below), the Company sold 17,375,000 Shares to Yorkville out of the Commitment Amount under the SEPA for a total aggregate purchase price of $2,744 thousand (approximately NIS 10,028 of which NIS 6,307 were received in cash and NIS 3,721 as repayment of the first Promissory Note). The difference between the fair value of the ADSs issued of $190 thousand (approximately NIS 696) to the above aggregate purchase price received was recorded as finance expenses.

Second SEPA agreement

On July 16, 2024 (the “Effective Date”), the Company entered into a second Standby Equity Purchase Agreement (the “New SEPA”) with Yorkville. Upon the effectiveness of the New SEPA, the previous SEPA was terminated.

Pursuant to the New SEPA, subject to certain terms and conditions set forth in the agreement, the Company has the right, but not the obligation, to issue (each such issuance, an “Advance”) to Yorkville, and Yorkville has the obligation to subscribe for the Company’s ADSs”, for an aggregate subscription amount of up to $15 million (the “Commitment Amount”), at any time from Effective Date until July 16, 2027, unless earlier terminated pursuant to the New SEPA (the “Commitment Period”), by delivering written notice to Yorkville (each, an “Advance Notice”). The Company did not have the right to require Yorkville to subscribe for any ADSs under the New SEPA if a balance remains outstanding under a Promissory Note without Yorkville’s consent, unless an Amortization Event (if the daily VWAP will be less than the Floor Price, as defined in the agreement or if Yorkville cannot use the registration statement to sell ADSs) has occurred and the proceeds of any Advance is applied towards repayment of a balance under a Promissory Note. During an Amortization Event, the Company was required to make monthly payments under the Promissory Notes of $500 thousand of principal, or the outstanding principal if less than such amount, plus 10%, plus all accrued and unpaid interest on the principal amount, unless waived by Yorkville. During late 2024, the daily VWAP was below the Floor Price as defined in the Promissory Notes and thus it was determined that an Amortization Event has occurred. However, on December 6, 2024, Yorkville waived through January 31, 2025 any Amortization Event under the SEPA as a result of a Floor Price Event (such waiver was extended until April 21, 2025).

Under the New SEPA, Yorkville advanced to the Company the principal amount of $3,000 thousand (the “Pre-Paid Advance” or the “Third Promissory Note”), which was evidenced by convertible three notes, which were convertible into Company’s ADSs. The Pre-Paid Advance was subject to a discount in the amount equal to 3% of the principal amount of the Pre-Paid Advance netted from the purchase price due and structured as an original issue discount (the “Original Issue Discount”) and in addition, the company was required to pay Structuring and Due Diligence Fee of $15 (the “Fee”). The first Pre-Paid Advance in a principal amount of $1,000 thousand was advanced on July 17, 2024, the second Pre-Paid Advance in a principal amount of $1,000 thousand was subject to filing of F-1 Registration Statement, the second Pre-Paid Advance in a principal amount of $1,000 thousand and was advanced on July 26, 2024. The third Pre-Paid Advance in a principal amount of $1,000 thousand was subject to the effectiveness of the F-1 Registration Statement, which effectiveness was declared on August 6, 2024. Following the effectiveness, Yorkville and the Company intend to utilize the New SEPA as the ongoing funding mechanism in lieu of previous SEPA.

Due to the 3% discount of the Promissory Notes and the Fee, the net amount received for the Promissory Notes amounted to $2,895 thousand (NIS 10,763) of which, $1,049 thousand was received as a settlement of the entire balance of the Second Promissory Note (plus accrued and unpaid interest thereon) and the remaining amount of $1,846 thousand (approx. NIS 6,903) was received in cash.

Principal, interest and any other payments due under the Third Promissory Notes shall be paid in cash on January 16, 2026 (the “Maturity Date”), unless converted by Yorkville or redeemed by the Company. Except as specifically permitted by the terms of the Promissory Notes, the Company was not able to prepay or redeem any portion of the outstanding principal and accrued and unpaid interest thereunder. Subject to the terms set forth in the Promissory Notes, at any time on or after the issuance date, Yorkville shall be entitled to convert any portion of the outstanding principal of the Promissory Notes plus accrued and unpaid interest on such outstanding principal (such amount, the “Conversion Amount”) into ADSs at the Conversion Price (as defined in the agreement). The number of Conversion Shares issuable upon conversion of the Conversion Amount was required to be determined by dividing (x) such Conversion Amount by (y) the Conversion Price. The “Conversion Price” means, as of any conversion date or other date of determination and subject to adjustments set forth in the Promissory Notes, the lower of (i) $126.78 per ADS, or (ii) 95% of the lowest daily VWAP during the 5 consecutive trading days immediately preceding the Conversion Date or other date of determination, but not lower than $20.83 per ADS. The Conversion Price was required to be adjusted from time to time pursuant to the terms and conditions of the Promissory Notes.

As the Promissory Notes entitled Yorkville to require settlement with variable number of ADS through the conversion mechanism described above, it was determined that the embedded conversion option was not eligible to equity classification, and thus the company elected to designate the entire liability amount at fair value thorough profit or loss measurement category.

During the period commencing on the Effective Date of the New SEPA through December 31, 2024, the Company sold 74,793,290 ordinary shares represented by 1,731 ADSs to Yorkville at fair value of $2,382 thousand (approximately NIS 8,860) as a partial repayment of the Third Promissory Notes in the amount of $2,250 thousand (approximately NIS 8,373). Thus, as of December 31, 2024 the remaining outstanding balance of the Promissory Notes measured at fair value (the Third Promissory Note) was $ 750 thousand (approximately NIS 2,735).

In addition, during the period commencing on the Effective Date of the New SEPA through December 31, 2024, the Company sold 240,390,000 ordinary shares represented by 5,565 ADSs to Yorkville for a total purchase price of $2,734 thousand (approximately NIS 9,970) out of the Commitment Amount under SEPA. The difference between the fair value of the ADSs issued of $171 thousand (approximately NIS 622) to the above aggregate purchase price received was recorded as finance expenses. See Note 16A below.

On November 11, 2024, the Company issued to Yorkville, an unsecured non-convertible promissory note (the “Fourth Promissory Note”) in the original principal amount of $1,000 thousand (the “Principal Amount”) (approx. NIS 3,629). The Fourth Promissory Note will mature on November 11, 2025, bears an interest at a rate of 8%, and was issued with a 3% original issue discount. Pursuant to the terms of the Fourth Note, it will be repaid in 10 equal monthly installments beginning on the 90th day from the date of the issuance. The outstanding Principal Amount and the accrued interest may be repaid in cash or with the proceeds of an Advance under the New SEPA. Accordingly, the Fourth Promissory is accounted for similarly to the First and Second Promissory Notes (i.e. at amortized cost).

On March 19, 2025, Yorkville agreed to modify the Fourth Promissory Note to postpone the remaining nine monthly payment thereunder by 30 days from the original payment schedule such that the maturity date was extended to December 11, 2025. The company analyzed the terms of the Fourth Promissory Note before and after the modification and determined that the effect was insignificant.

During the year ended December 31, 2025, the Company sold to Yorkville 6,741,784,800 ordinary shares as a partial exercise of Commitment Amount under equity line (New SEPA) and 2,417,340,000 as a partial repayment of Promissory Notes totaling  9,159,124,800 ordinary for a total of $8,065 thousand (approximately NIS 28,844) out of the Commitment Amount under the New SEPA, of which NIS 21,962 through partial exercise of commitment amount under equity line and NIS 6,875 as partial repayment of Promissory Notes under the New SEPA. As of December 31, 2025, the Company repaid the entire balance of the Third Promissory Note and the Fourth Promissory Note.

During the year ended December 31, 2025, for some of the Advance Notices under the New SEPA, the parties agreed to utilize the credit line by selling ADSs to Yorkville, at an agreed upon purchase price equal to 95% of the quoted market price at the time of the applicable advance notice (i.e. not based on the New SEPA mechanism). Accordingly, such transactions were accounted for as equity issuance with no effect on profit or loss.

Third SEPA agreement

On October 30, 2025, the Company entered into a third SEPA agreement (“SEPA III”), pursuant to which Yorkville has committed to purchase up to $50.0 million of Company’s ADSs at Company direction from time to time during the commitment period, subject to the restrictions and satisfaction of the conditions in the SEPA III. Pursuant to the SEPA III, subject to the terms and conditions set forth therein, the Company has the right, but not the obligation, to issue (each such issuance, an “Advance”) to Yorkville, and Yorkville has the obligation to subscribe for the Company’s ADSs for an aggregate subscription amount of up to $50 million (the “Commitment Amount”), at any time from the date of the SEPA III until October 25, 2028, unless terminated earlier pursuant to the SEPA III (the “Commitment Period”), by delivering written notice to Yorkville (each, an “Advance Notice”).

Under the SEPA III, Yorkville advanced to the Company the principal amount of $1,500,000 (the “Pre-Paid Advance”), which is evidenced by a promissory note (the “Promissory Notes”). The Promissory Note (i) bears an interest at a rate of 8.0%, (ii) was issued with a 3% discount, (iii) has a maturity date of October 30, 2026, and (iv) is required to be repaid in cash in 10 equal monthly installments beginning on January 28, 2026. Yorkville may declare the full unpaid principal amount of the Promissory Note, together with interest and other amounts owing in respect thereof, immediately due and payable in cash upon the occurrence of certain specified events of default and mandatory prepayment events. Upon the occurrence and during the continuance of any event of default, interest will accrue on the outstanding principal balance of the Convertible Debenture at a rate of 18% per annum.

Yorkville is not required to subscribe for or acquire any ADSs under the SEPA III if those ADSs, when aggregated with all other ADSs or Ordinary Shares acquired by Yorkville under the SEPA, would result in Yorkville beneficially owning more than 9.99% of the outstanding ADSs or Ordinary Shares.

The Company undertook to pay to Yorkville a structuring fee in the amount of $25,000, and commitment fee in an amount equal to 1.00% of the Commitment Amount (the “Commitment Fee”), of which (i) one-fifth (20%) of the Commitment Fee (i.e, $100,000 to be paid in ADS) is due within 5 days of the date of the SEPA III, (ii) within 5 days of the date upon which the Company has received aggregate Advances (including the Pre-Paid Advance) thereunder equal to or exceeding $10,000,000, an additional one-fifth (20%) of the Commitment Fee, and (iii) thereafter an additional one-fifth (20%) of the Commitment Fee following receipt by the Company of aggregate Advances equal to or exceeding each additional $10,000,000, in each case by the issuance to Yorkville on the date such portion of the Commitment Fee is due of such number of ADSs that is equal to the portion of the Commitment Fee due divided by the average of the daily VWAPs of the ADSs during the 3 Trading Days immediately prior to the date such portion of the Commitment Fee is due (collectively, the “Commitment Shares”).

After deducting the 3% discount and legal fees, the net cash received by the Company amounted to approximately $1,430 thousand (approx. NIS 4,650). The Promissory Note may be repaid in cash or through issuance of ADSs pursuant to Advances under the New SEPA. Upon the effectiveness of SEPA III, the New SEPA was terminated.

In accordance with IFRS the transaction was accounted for as an issuance of a package that includes (1) Company right to sell Advance Shares (the “Put Options”), (2) Promissory Note and (3) Company shares under the Commitment Fee.

At the initial date, the SEPA III essentially constituted a series of Put Options held by the Company under which the Company may (but not obliged to) sell to Yorkville ordinary shares at a sale price representing a discount at a rate of 3% of the share market price at the exercise date of such put option. At subsequent date, upon exercise of each of the Put Options, a financial liability will be recognized at fair value through profits and loss over a limited period until the determination of the exercise price based on the aforesaid VWAP mechanism.

At the initial date, the proceeds received by the Company were allocated to the Promissory Note based on its fair value amount of $1,430 thousand (approx. NIS 4,650). Thus, there was no remaining amount to be allocated to the Shares as a residual amount. At subsequent dates, the Company recognized a discount expense over the economic life of the Promissory Note based on the effective interest rate method. As the Put Options held by the Company which entitle the Company to sell to Yorkville ordinary shares at a sale price representing a discount at a rate of 3% of the share market price at the exercise date of such put option, it was determined that the fair value of such options from the perspective of the Company is zero upon initial recognition and throughout the term of the third SEPA agreement.

During the period from the commencement of SEPA III through December 31, 2025, the Company sold 486,000 ordinary shares to Yorkville as a partial repayment of the promissory notes in the amount of for a total of $61 (approximately NIS 195). Thus, as of December 31, 2025 the remaining balance of the 2025 notes is approx. $1,408 thousand related to SEPA III (approximately NIS 4,484).

The following table represent the transactions in the Promissory Notes in the years ended December 31, 2025 and 2024:

	Year ended December 31,	Year ended December 31,
	2025	2024
Opening balance	6,336	7,139
Net amount received from the Third Promissory Note	-	6,903
Repayment of Promissory Notes and accrued interest through issuance of ADSs resulted from partial exercise of Commitment Amount under equity line	(6,775)	(12,581)
Recognition of discount, interest expenses related to the First, Second and Fourth Promissory Notes (see Note 16A below)	219	439
Recognition of interest and revaluation expenses related to the Third Promissory Note (see Note 16A below)	376	889
Recognition of interest and revaluation expenses related to the Fifth Promissory Note (see Note 16A below)	127
Net amount received from the Fourth Promissory Note	-	3,629
Net amount received from the Fifth Promissory Note	4,650
Repayment of Promissory Notes and accrued interest	(195)
Income from exchange rate differentials	(254)	(82)
Closing balance	4,484	6,336

(4)	On December 13, 2023, the Company entered into the Purchase Agreement with Yorkville under which the Company sold to Yorkville through the Registered Direct Offering 8,333,335 ordinary shares represented by 193 ADSs for total gross proceeds of $1,000 thousand (approximately NIS 3,685), before deducting the offering expenses payable by the Company.

On June 25, 2024, the Company entered into a securities purchase agreement pursuant to which the Company agreed to sell and issue to two institutional investors through a registered direct offering 12,555,555 ordinary shares represented by 291 ADSs for total gross proceeds of $1,130 thousand (approximately NIS 4,222). The ADSs were issued pursuant to a prospectus supplement, dated as of December 13, 2023, which was filed with the SEC, in connection with a takedown from the Company’s shelf registration statement on Form F-3, which became effective on September 27, 2023.

On January 30, 2025, the Company entered into securities purchase agreements with certain institutional investors of selling through a registered direct offering an aggregate of 195,428,970 ordinary shares (represented by 4,524ADSs) with an offering price of $335.9 together with unregistered warrants to purchase ADSs up to an aggregate of 390,857,940 ordinary shares (exercisable up to 9,048 ADSs, with an exercise price of $383.88 per ADS) for gross amount of $1,520 thousand (approximately NIS 5,487). In addition, the Company issued to the Placement Agent warrants to purchase up to an aggregate of 13,680,000 ordinary shares (exercisable up to 317 ADS’s, with an exercise price of $419.88 per ADS) representing share-based payment of approx. NIS 191. The net cash amount received under such agreement was NIS 4,900. As the exercise price of the warrants is denominated in US Dollars they are accounted for as derivative warrant liability. Upon initial recognition, the company allocated an amount of NIS 3,557 to the derivative warrant liability out of the issuance proceeds and the remaining gross consideration of NIS 1,930 was allocated to the ADS. The issuance expenses of NIS 778 (of which NIS 587 in cash and NIS 191 as share-based

(4)	payment to the Placement Agent) were allocated to financial instruments based on the same proportion mentioned above. Thus, an amount of NIS 504 related to the derivative warrant liability recognized immediately as part of financing expenses and the remaining expenses amount of NIS 274 allocated to the ordinary shares was recognized as a deduction from equity, resulting net proceeds received from issuance of ADSs as part of shelf prospectus through public offering transaction amount of NIS 1,657 in equity

(5)	In December 2025 and December 2024 and 2023, 247,500 and 360,000 and 90,000 RSUs granted to the Company’s CEO have been exercised into the same number of ordinary shares of the Company, respectively.